UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Mallory Lane, Suite 101

Franklin, Tennessee 37067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 28, 2023, Cherry Bekaert LLP (“Cherry Bekaert”) resigned as the independent registered public accounting firm of IMAC Holdings, Inc. (the “Company”). Neither the Company’s board of directors nor the audit committee of the Company’s board of directors (the “Audit Committee”) took part in Cherry Bekaert’s decision to resign.

The Audit Committee has initiated a process to select and appoint a new accounting firm to serve as the Company’s independent registered public accounting firm.

The report of Cherry Bekaert regarding the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021, and subsequent interim periods through the date of Cherry Bekaert’s resignation, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused it to make reference to such disagreement in its reports.

The Company provided Cherry Bekaert with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Cherry Bekaert furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated December 28, 2023, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Cherry Bekaert, LLP, dated December 28, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2023	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
	Name:	Jeffrey S. Ervin
	Title:	Chief Executive Officer